EXHIBIT 99.6

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of The Black & Decker Corporation of our reports dated February 14, 2006 (except Notes 1, 7, 12, 15, 16, 17, 18, and 23, as to which the date is November 8, 2006), with respect to the consolidated financial statements of The Black & Decker Corporation included in the Current Report on Form 8-K dated November 9, 2006.

Registration Statement Number	Description

33-26917	Form S-8
33-33251	Form S-8
33-47652	Form S-8
33-58795	Form S-8
33-65013	Form S-8
333-03593	Form S-8
333-51155	Form S-8
333-51157	Form S-8
333-35986	Form S-8
333-113283	Form S-8
333-115301	Form S-8

/s/ Ernst & Young LLP

Baltimore, Maryland
November 9, 2006